LEGG MASON VALUE TRUST, INC.
                    LEGG MASON SPECIAL INVESTMENT TRUST, INC.
                        LEGG MASON INVESTORS TRUST, INC.
                   Legg Mason American Leading Companies Trust
                            Legg Mason Balanced Trust
                Legg Mason U.S. Small-Capitalization Value Trust
                       Legg Mason Financial Services Fund

                       Supplement to the Prospectus dated
                  August 1, 2005 (as revised December 1, 2005)


The following information replaces the paragraph entitled "Services for Investors - Exchange Privilege - Primary Class" on page 54 of the Prospectus in its entirety.


Primary Class shares of the funds may be exchanged for Primary Class shares of any other Legg Mason fund and for Class A shares of the Smith Barney Cash Portfolio ("Cash Portfolio"). If you choose to exchange your fund shares for shares of the Cash Portfolio, the only exchange option available to you will be to exchange back to Primary Class shares of a Legg Mason fund. You can request an exchange in writing or by telephone.

In each case, the fund into which you are exchanging must be eligible for sale in your state of residence. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges. An exchange of a fund's shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

Each fund reserves the right to terminate or modify the exchange privilege after at least 60 days' written notice to shareholders.


 This supplement should be retained with your Prospectus for future reference.

                   This supplement is dated January 30, 2006.